UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 1, 2010 (December 16, 2009)

China Industrial Waste Management, Inc.
(Exact name of registrant as specified in its charter)

Nevada	002-95836-NY	13-3250816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

China Industrial Waste Management, Inc.
c/o Dalian Dongtai Industrial Waste Treatment Co., Ltd
No. 1 Huaihe West Road
E-T-D-Zone, Dalian, China 116600
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code: 011-86-411-85811229

N/A
(Former Name and Address if changed since the last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On December 16, 2009, China Industrial Waste Management, Inc. (the “Company”), through its 90%-owned subsidiary Dalian Dongtai Industrial Waste Treatment Co., Ltd. (“Dalian Dongtai”), acquired an additional 3% equity interest in Dongtai Organic Waste Treatment Co., Ltd. (“Dongtai Organic”) thereby increasing its ownership of Dongtai Organic to 52%. Prior to the acquisition, and since March 2, 2007, the Company owned a 49% minority interest in Dongtai Organic, and accounted for its ownership of the minority interest under the equity method. Under the acquisition agreement, Dalian Dongtai purchased the 3% interest from Dalian Sandaoke Chemical Inc., an unrelated third party, for a purchase price of RMB 1,200,000 (US$176,000).

Dongtai Organic was formed in March 2007 to operate a Build-Operate-Transfer (“BOT”) municipal sludge treatment and disposal facility in Dalian, PRC.  The facility is expected to operate for a period of 20 years. Payment of sludge treatment fees is the responsibility of the local government, at a predetermined price, at various payment intervals. In addition to sludge treatment fees, Dongtai Organic expects to generate revenues from sales of biogas, a byproduct of the sludge treatment process, to Dalian Gas Company under a long term supply agreement that will continue in effect until terminated by mutual agreement of the parties or unilaterally terminated by a party in the event of a material breach by the other party.

For the convenience of the reader, amounts in Renminbi (“RMB”) have been translated into United States dollars (“US$”) at the rate of US$1.00=RMB6.8279 quoted by the U. S. Federal Reserve System as at December 16, 2010. The RMB is not freely convertible into US$ and no representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate or at all.

Item 9.01    Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Financial statements, to the extent required by Item 9(a) of Form 8-K, will be filed within 71 days following the prescribed due date for the Form 8-K relating to the transaction described under Item 2.01, above.

(b)           Pro-forma Financial Information.

Pro-forma financial information, to the extent, required by Item 9(b) of Form 8-K, will be filed within 71 days following the prescribed due date for the Form 8-K relating to the transaction described under Item 2.01, above.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

10.1	Equity Transfer Agreement dated December 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ Dong Jinqing
	Name:	Dong Jinqing
	Title:	Chief Executive Officer

Date: Marcy 1, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Equity Transfer Agreement dated December 10, 2009